Exhibit 10.38
June 5, 2008
Avant Capital Management L.P.
3200 South West Freeway
Suite 2240
Houston, Texas 77027
Attention: Mr. Brick Diemer
Re:	Management Agreement Renewal
Dear Mr. Diemer:
We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2009 and all other provisions of the Management Agreement will remain unchanged.
•	CTA CAPITAL LLC

•	Citigroup Emerging CTA Portfolio L.P.

•	CMF Avant Master Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Aurora III

•	Citigroup Energy Advisors Portfolio L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.

Very truly yours, CITIGROUP MANAGED FUTURES LLC
By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

AVANT CAPITAL MANAGEMENT L.P.
By:	/s/ Brick Diemer
	Print Name:	Brick Diemer

JM/sr